                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

        --------------------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                        22-Nov-96

     The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
-------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



      Delaware                     33-94518                 22-6680064
      --------                     --------                 ----------
 State or other                  (Commission               (IRS Employer
 jurisdiction of                 File Number)                ID Number)
  incorporation)

       2840 Morris Avenue,     Union, New Jersey               07083
       ----------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                               908-686-2000
                                                          --------------

                                      n/a
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5          Other Events
                        --------------------

        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 22, 1996 Remittance Date.

                Item 7 Financial Statements and Exhibits


        The quarterly financial statement for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on August 9, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE INC.
                                        TMS AUTO HOLDINGS, INC.


                                        By: \S\ James K. Ransom
                                        -----------------------
                                           James K. Ransom
                                            Vice President

Dated:        07/16/96

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates

               IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
               TO SERIES 1995 - 2 FOR THE JULY 15, 1996 DETERMINATION DATE

   DISTRIBUTION DATE     11/20/96          MONTHLY PERIOD         Oct-96

A. Information Regarding the Current Monthly Distribution :

   I.    CERTIFICATES

            (a)  The aggregate amount of the distribution to
                 Certificateholders from the Collection Account  2,117,801.72

            (b)  The amount of the distribution set forth in
                 above in respect of interest from the Collection
                 Account                                           213,009.58

            (c)  The amount of the distribution set forth in
                 A. 1. (a) above in respect of principal from
                 the Collection Account                           1,904,792.14

            (d)  The amount of such distribution payable out of
                 amounts withdrawn from the Spread Account or
                 pursuant to a claim on the Policy (Deficiency
                 Claim Amount)                                            0.00

            (e)  The amount of the distribution set forth in
                 A. 1. (a) above per $1,000 interest                35.2966953

            (f)  The amount of the distribution set forth in
                 A. 1. (b) above per $1,000 interest                 3.5501597

            (g)  The amount of the distribution set forth in
                 A. 1. (c) above per $1,000 interest                31.7465357

            (h)  The amount of the distribution set forth in
                 A. 1. (d) above per $1,000 interest                 0.0000000

B. Information Regarding the Performance of the Trust:

   I.    POOL AND CERTIFICATE BALANCES

            (a)  The Pool Balance as of the close of business
                 on the last day of the preceding Monthly
                 Period                                          41,419,189.58

            (b)  The Certificate Balance as of the close of
                 business on the last day of the preceding
                 Monthly Period, after giving effect to payments
                 allocated to principal set forth in Paragraph
                 A. 1. (c)  above                                41,419,189.58

            (c)  The Certificate Factor as of the close of
                 business on the last day of the preceding Monthly
                 Period                                              0.6903198

2. SERVICING FEE

   (a) The aggregate amount of the Servicing Fee paid to the
       Servicer with respect to the preceding Monthly Period
       from the Collection Account                              112,517.60
   (b) The amount of such Servicing Fee per $ 1,000 interest     1.8752933
   (c) The amount of any unpaid Servicing Fee                         0.00
   (d) The change in the amount of any unpaid Servicing Fee
       from the previous Distribution Date                            0.00

3.    OTHER FEES

   (a) The aggregate amount of Trustee Fees paid to the Trustee
       from the Collection Account                                  333.33
   (b) The aggregate amount of Insurance Premium paid to the
       Certificate Insurer from the Collection Account            8,628.99

4.    PAYMENT SHORTFALLS

   (a) The amount of the Interest Carryover Shortfall after
       giving effect to the payments set forth in Paragraph
       A. 1. (b) above                                                0.00
   (b) The amount of such Interest Carryover Shortfall
       per $1,000 Interest                                       0.0000000
   (c) The change in the amount of the Interest Carryover
       Shortfall from the previous Distribution Date                  0.00
   (d) The amount of the Principal Carryover Shortfall after
       giving effect to the payments set forth in Paragraph
       A. 1. (c) above                                                0.00
   (e) The amount of such Principal Carryover Shortfall
       per $1,000 Interest                                       0.0000000
   (f) The change in the amount of the Principal Carryover
       Shortfall from the previous Distribution Date                  0.00

5. REALIZED LOSSES

   (a)  Realized Losses for the Period funded by the Spread
        Account                                                 282,250.71
            1.  Cram Down Losses                  0.00
            2.  Losses on Liquidated Receivables  282,250.71

   (b)  Aggregate Realized Losses, if any,
            1.  Preceding Monthly Period          Oct-96      1,878,787.51
            2.  Second preceding Monthly Period   Sep-96      1,596,536.80


6. PURCHASE AMOUNTS

   The aggregate Purchase Amounts for Receivables,
   if any, that were repurchased in such period                       0.00

7. PAYAHEAD ACCOUNT

   (a)  The aggregate Payahead Balance                           90,872.34

   (b)  The change in the Payahead Balance from the
        previous Distribution Date                              (10,918.01)
            (1)  The aggregate Payaheads pursuant to Section
                 14.03 for the Monthly Period which were
                 transferred from the Collection Account to
                 the Payahead Account.             12,719.23

            (2) The portion of the Payaheads constituting Scheduled Payments on PreComputed Receivables or the portion that are applied to Prepay a PreComputed Receivable in full pursuant to
                 Section 14.03 which were transferred from
                 the Payahead Account to the
                 Collection Account.               23,637.24

    (c)  The investment earnings on funds in the Payahead Account
         (transferred from the Payahead to the Collection Account)
         and remitted to the Seller as Supplemental Servicing Fee    553.30

                                      (2)

8.    SPREAD ACCOUNT

      (a)  The Spread Account balance after giving effect to
           distributions made on such Distribution  Date          4,398,738.98
      (b)  The change in the Spread Account balance on such
           Distribution Date                                         66,340.81
      (c)  The Amount withdrawn from the Spread Account and
           payable to the Certificateholders (Deficiency Claim
           Amount)                                                        0.00
      (d)  The Amount withdrawn from the Spread Account and
           payable to the Seller (Remaining Funds).                       0.00
      (e)  The investment earnings on funds in the Spread Account
           (transferred from the Spread to the Collection Account)
           and remitted to the Seller as Supplemental Servicing Fee  18,976.25

9.    THE POLICY

      The amount distributable from the Policy and payable to the
      Certificateholders, after giving effect to withdrawals from the
      Spread Account (Deficiency Claim Amount)                            0.00

10.   THE NOTICES

      (a)  Pursuant to Section 14.04, there is a Deficiency Claim
           Amount of $0.00 to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v) of Section 14.06 (b)

      (b) Pursuant to Section 14A.02, there is a Deficiency Claim Amount of $0.00 to be withdrawn from the Policy to fund the amount payable on the related Distribution Date for items (i) thru (v) of Section 14.06 (b)

11.   TERMINATION OF TRUST

      The amount to be distributed to the Certificateholders from the Collection Account pursuant to the Termination of the Trust
      (Section 20.01)                                                     0.00

12.   OTHER INFORMATION

      Pursuant to Section 13.09 (b) (i)
      (a)    Delinquency Ratio            5.3063%
      (b)    Average Delinquency Ratio    5.7524%
      (c)    Default Rate                14.9568%
      (d)    Average Default Rate        11.2893%
      (e)    Net Loss Rate                7.8179%
      (f)    Average Net Loss Rate        6.4445%

      Pursuant to Section 13.09 (b) (ii)
      Trigger Event occurred as of    11/13/96         YES

      Pursuant to Section 13.09 (b) (iii)
      Prior Trigger Event Deemed Cured as of            NO

      Pursuant to Section 13.09 (b) (iv)
      Insurance Agreement Event of Default              NO

      Weighted Average Rate                                              19.38%
      Weighted Average Remaining Term                                    42.37


**NOTE** Pursuant to Section 14.02 (b)
         Amount deposited into the Collection Account due to
         mistaken deposits, postings or checks returned for
         insufficient funds to be reimbursed to the Servicer              0.00

                                      (3)

13.    PRE-FUND ACCOUNT

       (a)  The Pre-Fund Account balance after giving effect
            to distributions made on such Distribution Date             0.00
       (b)  The Pre-Fund Account Balance per $1,000 interest       0.0000000
       (c)  The Amount withdrawn from the Pre-Fund Account and
            transferred to the Collection Account (payable to the
            Certificateholders)                                         0.00
       (d)  The amount of Pre-Fund Account distribution per
            $ 1,000 interest                                       0.0000000
       (e) The interest earnings on funds in the Pre-Fund Account (transferred from the Pre-Fund to the Collection
            Account) and remitted to the Seller as Supplemental
            Servicing Fee                                               0.00


14.    CAPITALIZED INTEREST ACCOUNT


       (a)  The Capitalized Interest Account balance after
            giving effect to distributions made on such
            Distribution Date                                           0.00
       (b)  The Amount withdrawn from the Capitalized Interest
            Account and transferred to the Collection Account
            (payable to the Certificateholders)                         0.00
       (c)  The Amount withdrawn from the Capitalized Interest
            Account and transferred to the Collection Account
            (payable to the Sellers)                                    0.00
       (e)  The interest earnings on funds in the Capitalized
            Interest Account (transferred from the Capitalized
            Interest to the Collection Account) and remitted to the
            Seller as Supplemental Servicing Fee                        0.00


                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.

                 THE MONEY STORE AUTO FINANCE INC.

                 By: /s/ Harry Puglisi
                    ------------------------
                         HARRY PUGLISI
                         TREASURER


                                      (5)